Exhibit 10.24
Execution Version
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    This Seventh Amendment to Amended and Restated Credit Agreement (this “Amendment”) is made as of April 16, 2024, by and among:

THE CHILDREN’S PLACE, INC., a Delaware corporation, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party hereto;
the BORROWERS identified on Schedule I hereto (together with the Lead Borrower, individually, each a “Borrower”, and collectively, the “Borrowers”);
the GUARANTORS identified on Schedule II hereto (individually, each a “Guarantor”, and collectively, the “Guarantors”);
the LENDERS party hereto;
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, L/C Issuer, and Swing Line Lender; and
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Term Agent.

W I T N E S S E T H:
WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of May 9, 2019 (as amended, restated, supplemented or otherwise modified and in effect immediately prior to the Seventh Amendment Effective Date, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended hereby and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by, among others, (i) the Lead Borrower, (ii) the other Borrowers from time to time party thereto, (iii) the Guarantors from time to time party thereto, (iv) the Lenders from time to time party thereto and (v) Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and Term Agent;
WHEREAS, the Agents, the Term Agent, the Lenders and the Loan Parties entered into that certain Forbearance Agreement, dated as of February 29, 2024 (as amended, restated, supplemented or otherwise modified and in effect immediately prior to the Seventh Amendment Effective Date, the “Forbearance Agreement”), in which the Agents, the Term Agent, and the Lenders agreed (subject to the terms and conditions set forth therein), among other things, to temporarily forbear from exercising their rights and remedies in respect of the Existing Event of Default (as defined therein), as more fully set forth therein;
WHEREAS, the Loan Parties and Mithaq Capital SPC, a Cayman segregated portfolio company (“Mithaq”), desire for the Lead Borrower to enter into an Unsecured Promissory Note, dated as of April 16, 2024 (the “Mithaq Second Subordinated Note”), pursuant to which Mithaq shall provide an unsecured term loan to the Lead Borrower in an aggregate original principal amount equal to $90 million (the “Mithaq Subordinated Term Loan”), the proceeds of which shall, among other things, repay in full the Term Loan (including all interest thereon and all fees, expenses and other Obligations related thereto) (the “Existing Term Obligations”) under the Existing Credit Agreement; and

WHEREAS, in connection with the foregoing, the Loan Parties have requested that the Administrative Agent and the Lenders waive the Existing Event of Default and amend certain terms and conditions of the Existing Credit Agreement, and the Administrative Agent and the Lenders have agreed to each of the foregoing on the terms, and subject to the conditions, set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.
2.Limited Waiver. Upon the Seventh Amendment Effective Date (as defined below) and in reliance upon the representations and warranties of the Loan Parties set forth in Section 6 below, the Administrative Agent and the Lenders hereby (x) waive the Existing Event of Default and (y) confirm that, as a result of the occurrence of the Seventh Amendment Effective Date and the Existing Event of Default no longer being continuing, the provisions of Section 4 of the Forbearance Agreement shall be deemed terminated notwithstanding anything to the contrary therein. The foregoing limited waiver (a) relates only to the Existing Event of Default; (b) is a one-time waiver; (c) shall not be deemed to constitute a waiver of any other Default or Event of Default now existing or hereafter arising; (d) does not constitute a modification or waiver of any other obligations of the Loan Parties under the Existing Credit Agreement or any other Loan Document, or an amendment to any terms or conditions of the Existing Credit Agreement or any other Loan Document, each of which remains in full force and effect (except as otherwise modified on the Seventh Amendment Effective Date); (e) is granted in express reliance upon the Loan Parties’ representations, warranties, and agreements set forth herein; and (f) does not establish (and is not to be deemed to establish) a course of dealing or conduct by the Administrative Agent or the Lenders.
3.Repayment of Existing Term Obligations. Notwithstanding anything to the contrary in the Existing Credit Agreement (including, without limitation, the provisions of Section 2.05(c) thereof), each of the undersigned Term Agent and the Lenders hereby consents to the repayment in full of the Existing Term Obligations, which repayment shall be made on the Seventh Amendment Effective Date with the proceeds of the Mithaq Subordinated Term Loan, subject to the terms and conditions set forth herein.
4.[Reserved].
5.Amendments to Existing Credit Agreement. Upon the Seventh Amendment Effective Date and in reliance upon the representations and warranties of the Loan Parties set forth in Section 6 below, the Existing Credit Agreement is amended as follows:
(a)The Existing Credit Agreement is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ and ~~stricken text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex A hereto.
(b)The Schedules to the Existing Credit Agreement are hereby amended and restated in their entirety as annexed hereto as Annex B.

(c)Exhibit C-2 (Term Note) of the Existing Credit Agreement is hereby deleted in its entirety.
(d)Exhibit C-1 (Revolving Note) of the Existing Credit Agreement is hereby renamed as “Exhibit C (Revolving Note)”.
(e)Exhibit D (Compliance Certificate) of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Annex C attached hereto.
(f)Exhibit G (Borrowing Base Certificate) of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Annex D attached hereto.
6.Ratification of Loan Documents; Representations and Warranties; Waiver of Claims.
(a)Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm (i) all Loan Documents, including as amended hereby, (ii) that all representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and any other Loan Document are true and correct in all material respects on and as of the date hereof after giving effect to the transactions contemplated hereby, except (x) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects, (y) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects, as applicable) as of such earlier date, and (z) for purposes of this Section 6, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (iii) the execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary organizational action and do not and will not (A) violate any requirement of Law applicable to any Loan Party; or (B) conflict in any material respect with, or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (1) any Material Contract or any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (3) any governmental licenses, permits, authorizations, consents and approvals; except, in each case referred to in this clause (B), to the extent that any such conflict, breach, termination, contravention or default could not reasonably be expected to have a Material Adverse Effect. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under, and as defined in, each Facility Guaranty (as applicable) include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents. The Loan Parties hereby acknowledge, confirm and agree that the Security Documents, and any and all Collateral previously pledged to, or subject to a Lien in favor of, the Collateral Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents.

(b)Each of the Loan Parties hereby acknowledges and agrees that there is no basis or set of facts on the basis of which any amount (or any portion thereof) owed by the Loan Parties under the Loan Documents could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to the Loan Parties with regard thereto; nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.
(c)Upon the Seventh Amendment Effective Date, each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents, the Lenders (including the Term Lenders under and as defined in the Existing Credit Agreement) and the other Credit Parties, or any of their respective parents, affiliates, predecessors, successors, or assigns, or any of their respective officers, directors, employees, attorneys, or representatives (collectively, the “Released Parties”), with respect to the Obligations (including the Existing Term Obligations), or otherwise, and that if any Loan Party now has, or ever did have, any offsets, defenses, claims, or counterclaims against any of the Released Parties, whether known or unknown, at law or in equity, from the beginning of the world through the Seventh Amendment Effective Date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES each of the Released Parties from any liability therefor.
7.Conditions to Effectiveness. The provisions of Sections 2 and 5 of this Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent no later than the Outside Date referred to below (the date on which this Amendment is so effective being referred to as the “Seventh Amendment Effective Date”):
(a)The Administrative Agent shall have received each of the following, which shall be in form and substance satisfactory to the Administrative Agent:
i.this Amendment, duly executed by the Loan Parties, the Lenders (including the Term Lenders under the Existing Credit Agreement), the Agents and the Term Agent;
ii.that certain letter agreement, dated as of the date hereof, duly executed by the Agents and the Borrowers (the “Seventh Amendment Fee Letter”);
iii.the Mithaq Subordination Agreement;
iv.the Hong Kong Subordination Agreement;
v.that certain Confirmation, Ratification and Amendment of Ancillary Loan Documents, dated as of the date hereof, duly executed by the Agents and the Loan Parties;
vi.the Seventh Amendment Post-Closing Letter;
vii.that certain Information Certificate, dated as of the date hereof, duly executed by the Loan Parties; and

viii.that certain supplement to Hong Kong Share Pledge, dated as of the date hereof, duly executed by the Lead Borrower, thechildrensplace.com, inc. and the Administrative Agent.
(b)The Administrative Agent shall have received a Borrowing Base Certificate dated as of the date hereof, relating to the week ended on March 30, 2024 after giving pro forma effect to the transactions contemplated on the Seventh Amendment Effective Date and in form and substance satisfactory to the Administrative Agent.
(c)The Lead Borrower shall have received at least $90 million of gross proceeds from the Mithaq Subordinated Term Loan in accordance with the Mithaq Second Subordinated Note and such proceeds shall be used to, among other things, repay in full all Existing Term Obligations and a portion of the then outstanding principal balance of the Committed Loans under the Existing Credit Agreement, and the Administrative Agent shall have received true, correct and complete copies of the Mithaq Second Subordinated Note and all other documents related thereto, all of which shall be in full force and effect.
(d)The Agents shall have received, in form and substance reasonably satisfactory to the Agents, favorable opinions of (i) Blank Rome LLP, counsel to the Loan Parties, (ii) Borden Ladner Gervais LLP, Canadian counsel to the Loan Parties, (iii) Stewart McKelvey, special Nova Scotia counsel to the Loan Parties and (iv) Norton Rose Fulbright Hong Kong, Hong Kong counsel to the Credit Parties, each addressed to the Agents and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Agents may reasonably request.
(e)The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a certificate signed by a Responsible Officer of the Lead Borrower certifying (i) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) either that (1) no consents, licenses or approvals are required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, or (2) that all such consents, licenses and approvals have been obtained and are in full force and effect, and (iii) to the Solvency of the Loan Parties on a Consolidated basis as of the Seventh Amendment Effective Date after giving effect to the transactions contemplated hereby.
(f)The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, evidence that all insurance required to be maintained pursuant to the Loan Documents and all endorsements in favor of the Administrative Agent required under the Loan Documents have been obtained and are in effect.
(g)The Agents shall have received, (i) results of searches or other evidence reasonably satisfactory to the Collateral Agent (in each case dated as of a date reasonably satisfactory to the Collateral Agent) indicating the absence of Liens on the assets of the Loan Parties, except for Permitted Encumbrances and Liens for which termination statements and releases, satisfactions and discharges of any mortgages, or subordination agreements satisfactory to the Collateral Agent are being tendered concurrently with such extension of credit or other arrangements satisfactory to the Collateral Agent for the delivery of such termination statements and releases, satisfactions and discharges have been made, and (ii) to the extent not previously delivered to the Agents, all documents and instruments, including Uniform Commercial Code and PPSA financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Collateral Agent.
(h)The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing (A) the authority of each Loan Party to enter into this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party and (B) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party, and (ii) copies of each Loan Party’s Organization Documents and such other documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing and in good standing under the Laws of the jurisdiction of its incorporation, organization or formation.
(i)The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, (i) all documents and instruments, including UCC (including fixture filings in the U.S.) and PPSA financing statements (including fixture filings in Canada), Intellectual Property filings, and certificates of title, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Loan Documents having the priority required by the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Collateral Agent and (ii) the Credit Card Notifications required pursuant to Section 6.13 of the Credit Agreement.
(j)The representations and warranties of each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date hereof after giving effect to the transactions contemplated hereby, except (i) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects, (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date, and (iii) for purposes of this Section 7, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
(k)After giving effect to this Amendment and the transactions contemplated hereby, (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) the Waiver Conditions (as defined in the Forbearance Agreement) (other than the condition specified in Section 9(a)(iii) of the Forbearance Agreement) shall have been satisfied.

(l)There shall be no material misstatements in the written materials furnished by the Loan Parties to the Agents or the Lenders prior to closing of this Amendment, or in the representations or warranties of the Loan Parties made in the Credit Agreement. The Administrative Agent shall be satisfied, in its reasonable discretion, that any financial statements delivered to it fairly present the business and financial condition of the Borrowers and their Subsidiaries, taken as a whole, as of the date thereof and for the periods covered thereby, and that since the date of the Audited Financial Statements, (i) there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect and (ii) any action, suit, investigation or proceeding pending or, to the knowledge of the Borrowers, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect. The Administrative Agent shall be satisfied, in its reasonable discretion, that any projections delivered to it represent the Borrowers’ good faith estimate of their future financial performance and were prepared on the basis of assumptions believed by the Borrowers to be fair and reasonable in light of current business conditions at the time such projections were prepared.
(m)The Borrowers shall have paid all fees required to be paid on the Seventh Amendment Effective Date pursuant to the Seventh Amendment Fee Letter.
(n)If any Loan Party or any of its Subsidiaries owns any Margin Stock, Borrowers shall have delivered to the Administrative Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as the Administrative Agent shall reasonably request, in order to enable the Administrative Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the FRB.
(o)The Agents shall have been reimbursed by the Loan Parties for all reasonable invoiced costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution, and delivery of this Amendment and related documents. The Loan Parties hereby acknowledge and agree that the Administrative Agent may charge the Loan Account to pay such costs and expenses.
(p)The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Canadian AML Legislation.
(q)Unless otherwise agreed in writing by the Agents in their sole discretion, the Agents shall have received, in form and substance reasonably satisfactory to the Agents, such other documents, instruments and agreements as the Agents may reasonably request.
Each of the parties hereto acknowledge and agree that if the Seventh Amendment Effective Date does not occur on or prior to April 19, 2024 at 11:59 p.m. (Eastern time) (the “Outside Date”), this Amendment (including, for avoidance of doubt, the limited waiver set forth in Section 2 above) shall immediately terminate and shall be of no force and effect without any notice to or action by the Administrative Agent, any Lender, any Loan Party or any other Person.

8.Miscellaneous.
(a)This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The provisions of Section 10.10 of the Credit Agreement are incorporated by reference herein and apply to this Amendment, mutatis mutandis.
(b)This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
(c)If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(d)The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Agents or the Lenders or their counsel in entering into this Amendment.
(e)THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be duly executed as of the date first above written.

THE CHILDREN’S PLACE, INC.,
as Lead Borrower and as a U.S. Borrower

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	Chief Operating Officer and Chief Financial Officer

THE CHILDREN’S PLACE SERVICES COMPANY, LLC, as a U.S. Borrower

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	President and Treasurer

TCP BRANDS, LLC, as a U.S. Borrower

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	President and Treasurer

THE CHILDREN’S PLACE INTERNATIONAL, LLC, as a U.S. Borrower

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	President and Treasurer

THE CHILDREN’S PLACE (CANADA), LP, by its general partner, TCP INVESTMENT CANADA II CORP., as a Canadian Borrower

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	President and Treasurer

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement]

THE CHILDRENSPLACE.COM, INC.,
as a Guarantor

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	President and Treasurer

THE CHILDREN’S PLACE CANADA HOLDINGS, INC., as a Guarantor

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	President and Treasurer

TCP IH II, LLC, as a Guarantor

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	President and Treasurer

TCP REAL ESTATE HOLDINGS, LLC, as a Guarantor

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	President and Treasurer

TCP INTERNATIONAL PRODUCT HOLDINGS, LLC, as a Guarantor

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	President and Treasurer

TCP INVESTMENT CANADA II CORP., as a Guarantor

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	President and Treasurer

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement]

TCP INVESTMENT CANADA I CORP.,
as a Guarantor

By:	/s/ Sheamus Toal
Name:	Sheamus Toal
Title:	President and Treasurer

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION , as Administrative Agent, Collateral Agent, Term Agent, L/C Issuer, Swing Line Lender, as a U.S Revolving Lender and as a Term Lender

By:	/s/ Emily Abrahamson
Name:	Emily Abrahamson
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as L/C Issuer, as
Canadian Swing Line Lender and as a Canadian Revolving Lender

By:	/s/ Carmela Massari
Name:	Carmela Massari
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a U.S. Revolving Lender and as a Term Lender

By:	/s/ Bryn Lynch
Name:	Bryn Lynch
Title:	Vice President

BANK OF AMERICA, N.A., (acting through its Canada branch), as a Canadian Revolving Lender

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a
U.S. Revolving Lender and as a Term Lender

By:	/s/ Dillon Klahn
Name:	Undrae L. Mitchell
Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as a Canadian Revolving Lender

By:	/s/ Auggie Marchetti
Name:	Auggie Marchetti
Title:	Authorized Officer

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement]

TRUIST BANK, as a U.S. Revolving Lender, as a Term
Lender, and as a Canadian Revolving Lender

By:	/s/ Undrae L. Mitchell
Name:	Undrae L. Mitchell
Title:	Vice President

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement]

HSBC BANK (USA), N.A.
as a U.S. Revolving Lender, as a Term Lender, and as a Canadian Revolving Lender

By:	/s/ Swati Bhadada
Name:	Swati Bhadada
Title:	SVP, Corporate Banking

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION
as a U.S. Revolving Lender and as a Canadian Revolving Lender

By:	/s/ Paul L. Starman
Name:	Paul L. Starman
Title:	Vice President

[Signature Page to Seventh Amendment to Amended and Restated Credit Agreement]